UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2020
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware			1-13881	52-2055918
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road,	Bethesda,	Maryland		20817
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market
Class A Common Stock, $0.01 par value	MAR	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 8, 2020, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Stockholders. Marriott’s stockholders voted on the items outlined in the 2020 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 8, 2020, as follows:

1.	Marriott’s stockholders elected 12 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	2,269,986,810	130,623,840	38,536,850	436,968,640
Bruce W. Duncan	2,280,200,010	118,020,330	40,927,160	436,968,640
Deborah M. Harrison	2,300,224,030	100,145,150	38,778,320	436,968,640
Frederick A. Henderson	2,246,308,570	150,917,720	41,921,210	436,968,640
Eric Hippeau	2,241,272,490	155,329,400	42,545,610	436,968,640
Lawrence W. Kellner	2,111,202,060	286,346,740	41,598,700	436,968,640
Debra L. Lee	2,250,741,420	147,674,750	40,731,330	436,968,640
Aylwin B. Lewis	2,284,378,750	112,793,500	41,975,250	436,968,640
Margaret M. McCarthy	2,310,328,340	86,854,280	41,964,880	436,968,640
George Muñoz	2,268,867,690	129,758,560	40,521,250	436,968,640
Susan C. Schwab	2,288,701,030	109,111,780	41,334,690	436,968,640
Arne M. Sorenson	2,378,823,370	21,353,060	38,971,070	436,968,640

2.	Marriott’s stockholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2020 with the following votes:

FOR	AGAINST	ABSTAIN
2,766,723,220	34,868,790	74,524,130

3.	Marriott’s stockholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,310,906,530	80,335,170	47,905,800	436,968,640

4.	Marriott’s stockholders approved a stockholder resolution recommending the implementation of a simple voting standard in Marriott’s governance documents with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,597,065,850	790,131,650	51,950,000	436,968,640

5.	Marriott’s stockholders did not approve a stockholder resolution requesting Marriott create a diversity report with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
708,218,720	1,590,616,460	140,312,320	436,968,640

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 12, 2020	By:	/s/ Andrew P.C. Wright
Andrew P.C. Wright
Vice President, Senior Counsel and Corporate Secretary

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